Exhibit 23.2
                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Columbia Bancorp:

         We consent to the use of our report incorporated herein by reference.

                                                 /s/ KPMG LLP
                                                 ------------------
                                                 KPMG LLP

Baltimore, Maryland
March 21, 2000
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